Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Snail, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2025 (the “Report”), I, Heidy Chow, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 14, 2025	By:	/s/ Heidy Chow
	Name:	Heidy Chow
	Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)